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CORIO, INC.

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Filed by Corio, Inc. Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Corio, Inc.
Commission File No.: 000-31003

The following is a town hall presentation given by Parmeet Chaddha, Senior Vice President of Corio, and Mats Agervi, Vice President of IBM Global Services India, to the employees of Corio’s Indian subsidiary, Corio India Infotech Services Private Limited, on January 28, 2005.

IBM to Acquire Corio To Extend Leadership in Applications on DemandTM Parmeet Chaddha, Senior VP, Corio Mats Agervi, Vice President, Global Delivery, IBM Global Services India (IGSI)

IBM To Acquire Corio Together, we will accelerate our capabilities to meet clients' needs for Applications on DemandTM All Corio employees to join IBM, with competitive total compensation package, and recognition of Corio equity value Corio + IBM = Applications on DemandTM leadership Parmeet

Corio Integration Details Parmeet Acquisition is expected to close within 60 days, subject to Corio stockholder and regulatory approvals. IBM and Corio remain separate companies until the close Until close, IBM and Corio conduct business separately and as usual After close George Kadifa will be IBM General Manager, Applications on DemandTM George's Applications on DemandTM group will include IBM's: Application Hosting Flexible Application Hosting Software as Services business Continued management and leadership of Corio

Reporting Structure Sam Palmisano Chairman & CEO, IBM John Joyce SVP & Group Exec, IGS Jim Corgel GM, SMB Services, IGS George Kadifa GM, Applications on DemandTM Rick McGee VP, IBM Software as Services Current Corio Management Team Parmeet

Clients increasingly want Application Management Service alternatives Clients demand better, faster, and more flexible access to software applications Clients want to decrease TCO, accelerate speed to market and not be slowed down by regulatory compliance Hosted applications are growing 4X faster than in-house application implementations To lead, service providers must continuously innovate to support highly efficient and automated application solution options Parmeet

Our Applications on DemandTM portfolio offers clients a wide range of services Consulting services Processes Technology Universal Management Infrastructure (UMI) Application Management Resources Flexible Application Hosting Application Hosting Software as Services Speed of Deployment Customization Low Low High High Applications on DemandTM Parmeet

Only IBM provides clients with this wide range of options Attribute Application Hosting Flexible Application Hosting Software as Services Who manages the application? Client or IBM IBM or ISV IBM or ISV Dedicated or Virtualized Infrastructure? Dedicated moving to virtualized Virtualized Virtualized Usage-based pricing? No Mix Yes Ability to customize / configure application High Medium Low Customer owned application license? Yes Yes No Prime audience Enterprise Mid-sized businesses and Enterprise Mid-sized businesses Time to implement Months Weeks Days IBM Offering example Application Hosting for SAP Application Hosting for Siebel Neighborhood America Public Comment Service E-mail Archive and Records Management Service with ZANTAZ Siebel CRM On Demand Lotus Web Conferencing Service Market participants IBM, EDS, Accenture IBM, Oracle, Corio IBM, Digital Insight, Salesforce.com Parmeet

IBM
Parmeet IBM

Clients will benefit from IBM's expanded offering portfolio as a result of the Corio Acquisition

Segment	Applications on Demand™ Portfolio
Software as Services	▪ Digital Content Management Service ▪ Digital Media Commerce Service ▪ Lotus Web Conferencing Service ▪ Product Data Management Service ▪ Siebel CRM On Demand
Flexible Application Hosting	▪ Consumer Demand Management Service with DemandTec ▪ E-mail Archive and Records Management Service with ZANTAZ ▪ e-PALS SchoolM@il e-mail service ▪ Neighborhood America Public Comment Service ▪ Workforce Mobility Service ✓Corio Full Service for Ariba ✓Corio Full Service for E.piphany ✓Corio Full Service for Oracle ✓Corio Full Service for PeopleSoft ✓Corio Full Service for SAP ✓Corio Full Service for Siebel
Application Hosting	▪ Application Hosting for Ariba ▪ Application Hosting for i2 ▪ Application Hosting for SAP ▪ Application Hosting for Siebel ▪ Application Hosting for WebSphere

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© IBM Corporation 2003

Client and Partner Benefits Both IBM and Corio Breadth of Application on Demand portfolio Rapid application provisioning and processes to improve speed to market Application-centric offering development methodology to drive rapid service improvements Corio Maintaining same service levels and current contracts IBM's deep expertise and aggressive technology investments Enhanced service capabilities (e.g. consulting, systems integration, and multi-vendor systems management) Application Enablement Program to help facilitate broader partner recruitment and support Corio Partners Expanded sales channels Enhanced quality, reliability, and features IBM Partners Leverage more efficient delivery options Enhanced application management skills Future Partners Expanded technology platform options Client Partner Parmeet

Corio + IBM = Applications on DemandTM leadership Provides greater breadth of service capabilities and options for large and mid-sizes businesses Combining technologies and processes to support rapid application deployment and automated management Strengthens Applications on DemandTM to drive market hyper growth Mats

Of course you have questions... What does the announcement mean for YOU? Will I have similar benefits? Do I keep my current job? What are my opportunities for career growth and advancement? Will there be much change? What is it like to work at IBM? Mats

IBM - Today Mats IBM is the world's largest Information Technology company, offering clients business insight and technological innovation At year-end 2003, IBM reported $89.1 billion in revenue IBM has 319,000 employees in 165 countries, including five Nobel prize winners IBM has been No. 1 in patent generation for 12 consecutive years IBM is a Services business - Services has surpassed Hardware as our largest business and accounts for almost half of our total revenues... and growing

IBM Global Services Mats World's largest business and technology services provider $42.6 billion in revenue (2003) More than 175,000 employees Helps clients Transform their business into an on demand enterprise Capitalize on IT to improve business performance Manage IT, HR, accounting and other operations and resources of their business Principal lines of business Business Consulting Services Integrated Technology Services Strategic Outsourcing Services Application Management Services E-business Hosting Services

What analysts say about IBM's Hosting #1 Hosting provider worldwide Gartner: Named IBM leader in its North American Web Hosting Magic Quadrant Due to IBM's clear vision of market direction and increasing capabilities to sustain leadership position in the hosting market. Named IBM leader in U.S. hosting services and market share for Fully managed hosting services. Meta classified IBM as a leader for its ability to grow Web hosting as a viable business while evolving services, increasing leverage, and extending partnerships. May 2003 2003 October, 2004 Identified IBM as the market leader with 23.5% market share, and reported that IBM improved its mid- market reach by partnering with BellSouth. 2003 Global Hosting Services Market share Source: Tier 1 February 2004 Source: Tier1 Research February, 2004 Mats

IGS has a history of leadership in Hosting and "On Demand" Leadership in Hosting Services Top provider of hosting services in the U.S. with 27 percent market share. Stratecast Partners. (August 2003) Ranked #1 provider of fully managed hosting services in Europe. Meta (July 29, 2003) Ranked #1 Web-hosting provider worldwide. Tier 1 Research. (May 2003) A leader in Web-hosting Outsourcing in North America. Meta Group. (April 18, 2003) Leading provider of business solutions for industry-specific business needs, Summit Strategies, (Nov. 2002) Leadership in professional services. According to Gartner Group (November 2002) A leader in high-availability services. Gartner. (Sept. 30, 2002) Leadership in European Web-hosting: Gartner: (Aug. 2, 2002) Ranked as the leading managed hosting services provider in the U.S. Tier One. (April 2002) Ranked #1 in Web-hosting by IDC, (2002) Leadership in Customer Relationship Management (CRM) Ranked #1 Customer Relationship Management (CRM) Services Leader in Europe. IDC (October 2003) A leader in CRM Services. Gartner. (Jan. 29, 2003) Leadership in "Magic Quadrant" Leader in North American "Magic Quadrant." Gartner. (October 2004) Leader in pan-European Web-hosting "Magic Quadrant." Gartner. (Sept. 9, 2003) A leader in the North American Web-hosting "Magic Quadrant." Gartner. (June 2003) Leadership in On Demand Strategy IBM's On Demand strategy is tops in awareness, credibility and interest. TechStrategy study of 100 IT executives about their opinion of "organic IT" initiatives, technologies and products. Forrester. (Aug. 27, 2003) A leader in on-demand computing. Summit Strategies. (June 2003) A leader in On Demand Computing. Gartner. (April 2, 2003) Ranked #1 in a customer survey of utility computing providers. IDC. (March 2003) Ranked #1 in On-Demand Services. IDC. (December 2002) Leadership in developing e-business on demand as the "next utility, According to Gartner-Dataquest, (March 2002) Leadership in utility-based computing: The Hurwitz Group (March 18, 2002) M ats

DOMESTIC OPERATIONS Systems Tech Group Software Group Global Services BCS,SO, ITS Personal Systems Group IBM Global Finance MANUFACTURING PLANT Pondicherry BUSINESS TRANSFORMATION SERVICES Incl Daksh Bangalore, Delhi, Mumbai Bangalore .. .. Chennai Mumbai .. .. Pune .. Hyderabad .. Calcutta .. Delhi INDIA RESEARCH LAB New Delhi INDIA SOFTWARE LABS Bangalore, Gurgaon APPLICATION MANAGEMENT SYSTEMS Bangalore, Pune, Gurgaon, Kolkata Operating In 40 cities - 2500 partners IBM in India today - Offices in 14 locations across India and employing over 22000 people Global Service Delivery Centre (GSDC) Bangalore Extensive Domestic & Global Delivery Operations across the country Mats

AMS India : Overview Offers the best of IBM and India IBM's worldwide expertise, methodology, processes and solutions IBM's World Wide Quality Assurance / Management Discipline process Best-of-breed project management Business recovery plan covers all scenarios Outside India, Country, State/City, Specific building, Sub-building Strong resources Process framework ensure high quality delivery and provide continuous improvements with conformance to: ISO 9001:2000 guidelines Level 5 of People Capability Maturity Model (PCMM) IBM Quality framework and Customer defined framework Mats

Unique advantages in terms of length and breadth of technology E-business solution Package Implementation Maintenance & support Testing Re-engineering Product development Migration Project Areas VLSI Design Embedded systems Components Network Standards Database e-business Enterprise Pervasive Computing Middleware Technology Capabilities OS/2 Windows NT Linux OS/400 OS/390 Windows 2000 Windows 95 AIX Unix (HP Unix, Solaris) Operating Systems Services Offered Application Maintenance/ Remote Development Centre HP-UX VMS (Limited) Tru64 AMS - Portfolio Our capability excels in new technology development as well as legacy maintenance Services Offered Mats

IBM
Mats
IBM

AMS: Package Capability

- Started the package practice in India in 1996
- Strong capability in…
  - •Package Configuration and Prototyping
  - •Application Design and Development
  - •Testing (Integration/Regression/Security/Product)
  - •Support & Maintenance
- Over 1600+ Package Practitioners covering functional, development and system administration skills
- Involved both in the domestic as well as the Remote Global Delivery
- In the Global Delivery Space, besides doing remote development, IBM India offers value-added, differentiating services like Remote Configuration Factory, Reporting Factory, Remote Testing etc.

Package Software Capabilities

- SAP
- Oracle Applications
- PeopleSoft
- JD Edwards
- Siebel

Custom Software Capabilities

- Client Server Application
- Datawarehousing
- Middleware / Enterprise Integration
- Portal Development

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© IBM Corporation 2003

Dedication to every client's success Innovation that matters - for our company and for the world Trust and Personal Responsibility in all relationships IBM Values Mats

IBM one of 100 Best Companies to Work For - Fortune Magazine We're not the only ones who think IBM is a great place to work IBM Named Best in Industry for Working Mothers. 15 years in top 10 - Working Mother Magazine IBM Number One among 100 Best Corporate Citizens for 2002 - Business Ethics Magazine IBM Named Best Company for Leadership Development - Chief Executive Magazine One of 10 Best Employers in Asia - Far Eastern Economic Review One of Top 5 Most Respected Companies - Dataquest on IBM India IBM named #1 Training Organization - Training Magazine and DQ in India Neelam

Cultural Awareness Equal Opportunity Work/Life Balance IBM Culture - Workforce Diversity Neelam

Areas of expertise Employee roles Education Consultant IT architect IT availability IT specialist Product services Project management Technical services Logistics Procurement Fulfillment Sales profession Contracts & negotiations Business development Sales operations Communications Finance Administrative services Human resources Legal Marketing management Market intelligence Distribution channels Technical support marketing Integrated marketing comms Marketing operations Technician Engineer Production Engineer Technician Software engineer Operations IT and Services Research & development Sales Manufacturing Marketing Supply Chain IBM Careers Neelam

This is a great day for all of us... What will this Announcement mean for YOU as an employee? A great career opportunity with the world's largest Information Technology company Access to deep and broad skill development programs Association with an established global IT brand Entry into another high-performance, values-based culture Opportunity for Corio to expand its business within the fastest growing part of IBM and to be part of a recognized employer of choice Opportunity to share best practices and innovations with and be able to learn from a broad and diverse technology community Neelam

Compensation How IBM does it Target total cash (base + bonus) Top rewards for best performers Intensive market research Regular reviews Business results drive investment Your pay for performance Competitive base pay Performance Bonus Pay is based on Performance Neelam

IBM India Compensation & Benefits Neelam

Stock Option Treatment Neelam Converted Option Treatment (options <$4/share) Continue same vesting, same terms as Corio options Conversion Ratio = Corio merger price IBM stock price To determine # of IBM options; multiply number of Corio options by the ratio To determine strike price of IBM options; divide price of Corio option by the ratio Exchange Option Treatment (options =>$4/share) Since options >= $4/share have very low value, IBM will exchange them for new, at the money options Start new vesting schedule and IBM standard terms Use Conversion formula (above) to determine IBM equivalent; then divide number of equivalent IBM options by exchange factor (10) to determine the number of at the money IBM options. If exchange results in fewer than 100 IBM options, cash equivalent paid instead. Status of Option In the Money Out of the Money @ Less than $4.00 Out of the Money @ $4.00 & Above Vested Cash out IBM Converted Options Exchange - at the money IBM Unvested IBM Converted Options IBM Converted Options Exchange - at the money IBM

Stock Option Treatment: In-the-money Stock Option Grant with 10,000 options and an exercise price of $1.34 5,000 options are vested & 5,000 options are unvested Vested Options - Cash Out 5,000 Corio options x $1.34 Corio exercise price = $6,700 5,000 Corio options x $2.82 IBM purchase price = $14,100 Result: $14,100 - $6,700 = $7,400 Cash Payment Unvested Options - Convert 5,000 Corio options x .0297 conversion ratio = 148 $1.34 Corio exercise price / .0297 conversion ratio = $45.12 Result: 148 IBM options w/exercise price of $45.12 For illustration purposes, assume that IBM is buying Corio stock for $2.82 per share. Assume $95 IBM stock price here. The average closing price for IBM stock over the 10 business days immediately preceding the closing of the transaction will establish the IBM stock price for computing the equivalent value. Neelam

Stock Option Treatment: Out-of-the-Money Below $4.00 Stock Option Grant of 10,000 options with exercise price of $3.40 5,000 options are vested & 5,000 options are unvested Vested & Unvested Options: Convert 10,000 Corio options x .0297 conversion ratio = 297 $3.40 Corio exercise price / .0297 conversion ratio = $114.48 Result: 297 IBM options w/exercise price of $114.48 Neelam

Stock Option Treatment: Out-of-the-Money $4.00 & Above Stock Option Grant at exercise price of $4.75 Vested & Unvested Options: Exchange = Cash Payment 10,000 Corio options x .0297 conversion ratio = 297 297 IBM equivalent options / 10 exchange factor = 29 29 IBM options which is less 100 IBM options Result: $25 cash equivalent X 29 IBM options = $725 Cash Payment Vested & Unvested Options: Exchange = IBM Options 50,000 Corio options x .0297 conversion ratio = 1,485 1,485 IBM equivalent options / 10 exchange factor = 148 Result: 148 IBM options @ the money Neelam

What's Next? Neelam

All employees will receive an appointment offer from IBM when the merger closes. IBM will protect the total value of compensation and benefits at Corio Neelam

Becoming a Team: Post Announcement Employee Communications Integration Management Transition Steering committee Managers Meeting Cultural Integration Targeted Communications and Dialogue Functional Round Tables One-on-One Meetings Mass Communications Town Hall updates Deal update e-mails Closing Day Celebrations Extranet updates Integration Management Targeted Communications and Dialogue Mass Communications Neelam

Transition Schedule Announcement Day Employee announcements IBM Information packages distributed One Week After Announcement IBM Benefits Information sessions (includes information on stock option treatment) One Month After Announcement First Day Start/Sign-On sessions Two Months After Announcement Effective date on IBM India payroll Connectivity to IBM internal systems/Tools Effective date of IBM benefits Two Months After Announcement 2005 Benefits enrollment begins "Your IBM" Learning Labs (orientation) Tools training (Lotus Notes, Expenses, etc) Neelam

Dedicated IBM HR Team Human Resource Transition Managers Shoba Krishnan - Compensation Neelam Gill Malhotra - Overall HR Local contact numbers - 91-80-22063176 (Shoba Krishnan) 91-80-25094502, 25004397 (Neelam Gill Malhotra) IBM's Employee Services Center Buzz HR Neelam

Questions

Additional Information In connection with the merger, Corio will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF Corio ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Corio, Inc., 959 Skyway Road, Suite 100, San Carlos, CA 94070 (Telephone: (650) 232-3000). In addition, documents filed with the SEC by Corio will be available free of charge at the SEC's web site at www.sec.gov. Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Corio in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Corio with the SEC.